Exhibit 99.5

LETTER TO BANKS, BROKERS AND OTHER NOMINEE HOLDERS

OVERSTOCK.COM, INC.

Subscription Rights to Subscribe for Shares of
Blockchain Voting Series A Preferred Stock and
Voting Series B Preferred Stock

Distributed to Stockholders of
Overstock.com, Inc.

November 15, 2016

To Security Dealers, Commercial Banks,
Trust Companies and Other Nominees:

This letter is being sent to securities dealers, commercial banks, trust companies, and other nominees (“Brokers”), in connection with the distribution by Overstock.com, Inc. (“Overstock”) of non-transferable subscription rights (the “Rights”) to subscribe for shares of our Blockchain Voting Series A Preferred Stock, $0.0001 par value per share, which we will issue as digital securities (the “Series A Preferred”), or our Voting Series B Preferred Stock, $0.0001 par value per share, which we will issue as non-digital certificated or uncertificated securities (the “Series B Preferred”), to all holders of record (“Recordholders”) of shares of our common stock, $0.0001 par value per share (the “Common Stock”), as of 4:00 p.m., Eastern Time, on November 10, 2016 (the “Record Date”) (the “Rights Offering”).  The Rights Offering, the Rights, the Series A Preferred and the Series B Preferred are described in the prospectus supplement dated November 14, 2016 (the “Prospectus Supplement”) and accompanying base prospectus dated December 9, 2015 (the “Base Prospectus” and together with the Prospectus Supplement, the “Prospectus”), to which Brokers should refer for more information.

In the Rights Offering, Overstock is offering an aggregate of up to 1,000,000 shares of Series A Preferred and Series B Preferred, subject to the right of the Board of Directors of Overstock to increase the size of the Rights Offering up to an aggregate of 2,000,000 shares of Series A Preferred and Series B Preferred or to decrease the size of the Rights Offering to an aggregate of fewer than 1,000,000 shares. Each holder of Rights will be entitled to subscribe for any number of Series A Preferred, Series B Preferred, or any combination of both series, up to the aggregate number of Rights held by such holder, subject to proration as described in the Prospectus, and subject to the requirements, among others, that any person who subscribes for Series A Preferred must be a U.S. resident or entity meeting the qualifications described below and must open an account with Keystone Capital Corporation (“Keystone”), the sole broker-dealer authorized to provide investors with access to the Series A Preferred through the alternative trading system described below. Individual U.S. residents must provide a Form W-9 and must be either a U.S. citizen with a U.S. address or a U.S. permanent resident alien who has maintained a residence in the United States for a minimum of one year and possesses a valid U.S. Social Security number. A corporation, partnership or limited liability company formed under the laws of the United States or any state and that has a physical address in the United States and provides a valid U.S. employer identification number may also subscribe for shares of Series A Preferred. Subject to additional requirements that Keystone may impose, a trust may subscribe for shares of Series A Preferred as described in the Prospectus if the trust has a physical address in the United States and all of the trustees would qualify to purchase Series A Preferred on their own behalf. Series A Preferred may be acquired and held only by the beneficial owner, and may not be held in “street name” or by any nominee, except that custodial accounts for minors will be permitted if the custodian would qualify to purchase Series A Preferred on its own behalf, subject to the limitations described in the Prospectus.

The Rights will expire, if not exercised prior to 5:00 p.m., Eastern Time, on December 6, 2016, unless extended (the “Expiration Time”).

As described in the accompanying Prospectus, each Recordholder will receive one Right for each 10 shares of Common Stock owned as of 4:00 p.m., Eastern Time, on the Record Date, plus one additional Right if the number of shares of Common Stock held by such Recordholder on the Record Date is not exactly divisible by 10. Each Right will allow the holder to subscribe for one share of Series A Preferred or one share of Series B Preferred (the “Basic Subscription Privilege”) at the Subscription Price (as defined below) and will include an over-subscription privilege (“Over-Subscription Privilege”) to subscribe for any shares of Series A Preferred or Series B Preferred that are not subscribed for by other stockholders through the exercise of their Basic Subscription Privileges (the “Unsubscribed Shares”) at the same Subscription Price per share.

The subscription price (the “Subscription Price”), whether for shares of Series A Preferred or shares of Series B Preferred, and for both the Basic Subscription Privilege and the Over-Subscription Privilege, will be calculated as the lower of: (A) $15.68 (the “Maximum Price”), or (B) 95% of the volume-weighted average trading price of the Common Stock on the Nasdaq Global Market for the five (5) trading days ending on and including December 6, 2016 (the “End of Subscription Period Price”). Recordholders will be required to fund their subscriptions at the Maximum Price. If the End of Subscription Period Price is lower than the Maximum Price, Computershare Trust Company, N.A. (the “Subscription Agent”) will refund the difference to Recordholders promptly after the closing of the Rights Offering.

The Rights will not entitle holders to purchase any shares of Common Stock. The Rights may not be sold, transferred or assigned and will not be listed for trading on any securities exchange or quoted on the automated quotation system of any national securities association.

A Rights holder must subscribe for only one series pursuant to the Basic Subscription Privilege in order to also exercise the Over-Subscription Privilege. A Rights holder will not be entitled to the Over-Subscription Privilege if such holder subscribes for shares of both series pursuant to the Basic Subscription Privilege. A Rights holder may exercise the Over-Subscription Privilege only for shares of the same series that such holder subscribes for pursuant to the Basic Subscription Privilege. Both the Basic Subscription Privilege and the Over-Subscription Privilege are subject to proration as described in the Prospectus. Overstock will not issue more than 1,000,000 shares, in the aggregate, of Series A Preferred and Series B Preferred, unless its board of directors authorizes an increase in the size of the offering. The board of directors has no obligation to authorize any increase in the size of the offering. In any case, Overstock will not issue more than 2,000,000 shares, in the aggregate, of Series A Preferred and Series B Preferred, in the offering.

Overstock has the option to extend the subscription period for a period not to exceed 30 days, at its sole discretion.  If Overstock extends the subscription period, (i) all Basic Subscription Privileges exercised prior to the beginning of the extension period will be honored first, (ii) all Over-Subscription Privileges exercised prior to the beginning of the extension period will be honored second, and (iii) all Basic and Over-Subscription Privileges exercised during the extension period will be filled daily on a first-come, first-served basis. If the Rights Offering is extended and over-subscribed, subscriptions received on the day on which the offering is first over-subscribed will be prorated.

The number of shares available pursuant to the subscription privileges is further subject to reduction as a result of the Tax Attributes and other matters as described in the Prospectus.

To subscribe, participants must send their payment based on the Maximum Price.  Participants will be required to submit payment in full for all the shares they wish to buy. Because Overstock will not know the total number of Unsubscribed Shares prior to the Expiration Time, if a participant wishes to maximize the number of shares such participant subscribes for pursuant to its subscription privileges, such participant will need to deliver payment in an amount equal to the aggregate Maximum Price for the maximum number of shares of Series A Preferred, Series B Preferred, or any combination of both series, available to such participant, assuming that no stockholder other than the participant has purchased any shares of Series A Preferred or Series B Preferred pursuant to its Basic Subscription Privilege and Over-Subscription Privilege. A participant should not subscribe for more shares than such participant desires to purchase. Any excess subscription payments received by the Subscription Agent will be returned promptly, without interest.

Overstock can provide no assurances that there will be enough shares available to purchase the aggregate number of shares of Series A Preferred and Series B Preferred issuable upon the exercise in full of participants’ Basic Subscription Privileges or Over-Subscription Privileges at the expiration of the Rights Offering. Overstock will not be able to satisfy exercises of the Basic Subscription Privilege if all or a significant percentage of the Rights holders exercise their Basic Subscription Privileges in full, and we will only honor Over-Subscription Privileges to the extent sufficient Unsubscribed Shares are available following the exercise of Rights under the Basic Subscription Privileges.

To the extent the aggregate Subscription Price of the maximum number of shares of Series A Preferred and Series B Preferred that a participant subscribes for pursuant to the subscription privileges is less than the amount the participant actually paid in connection with the exercise of the privileges, or if the participant does not indicate the number of Rights being exercised, the participant will be allocated only the number of Series A Preferred, Series B Preferred, or both, that it subscribes for promptly after the Expiration Time, and its excess subscription payment received by the Subscription Agent will be returned promptly, without interest.

To the extent the amount a participant actually paid in connection with the exercise of the subscription privileges is less than the aggregate Subscription Price of the maximum number of shares of Series A Preferred and Series B Preferred that the participant subscribes for, the participant will be allocated only the number of shares of Series A Preferred, Series B Preferred, or both, for which it actually paid in connection with the privileges. See “The Subscription Rights and the Rights Offering—The Subscription Rights” in the Prospectus Supplement.

The Rights will be evidenced by a non-transferable Rights certificate (the “Rights Certificate”) registered in the Recordholder’s name or the name of its nominee and will cease to have any value at the Expiration Time.

The Series A Preferred will be issued as book-entry digital securities directly registered in the stockholder’s name.  The Series A Preferred will trade exclusively on a registered alternative trading system maintained by PRO Securities LLC, a registered broker-dealer indirectly owned primarily by us, utilizing software technology known as the tØ® Issuance and Trading Platform (the “tØ Platform”).  The Series A Preferred will trade under the identifier OSTK.D.  The Series B Preferred will be issued as traditional certificated or uncertificated shares, and may be held beneficially in a brokerage account, at the holder’s election.

Process for Subscribing for Series B Preferred

The process for subscribing for shares of Series B Preferred will follow the normal subscription process using DTC’s PSOP platform (“PSOP”).

Process for Subscribing for Series A Preferred

To exercise a Rights holder’s Basic Subscription Privilege and, if applicable, Over-Subscription Privilege to subscribe for shares of Series A Preferred, please follow the instructions below. These instructions will also be available on PSOP.

•                  Broker will input instructions through PSOP and receive a VOI# per each subscription made on behalf of a single Rights holder.  The VOI# will be required in order for the Rights holder to log into the Subscription Agent’s Subscription Portal (the “Portal”) to complete such holder’s election to subscribe for shares of Series A Preferred.

•                  Broker must provide to the Rights holder the following information:

•                  Exact name on the account of such Rights holder

•                  Exact address on the account of such Rights holder

•                  Total number of Rights eligible under the Basic Subscription Privilege for Series A Preferred

•                  Total number of Rights elected under the Basic Subscription Privilege for Series A Preferred

•                  Total dollar amount elected under the Over-Subscription Privilege, if any

•                  Total dollar amount sent on behalf of the client via PSOP

•                  VOI# for the holder’s subscription election through PSOP

•                  Web address for the holder to access the Portal in order to complete such holder’s subscription election: https://www.mydigitalshares.com

•                  On a daily basis, Broker must send an email to the Subscription Agent at CorporateActionsUS@computershare.com with the following information for each Rights holder that subscribed to the offering on that day:

•                  Exact name on the account of such Rights holder

•                  Exact address on the account of such Rights holder

•                  Total number of Rights eligible under the Basic Subscription Privilege for Series A Preferred

•                  Total number of Rights elected under the Basic Subscription Privilege for Series A Preferred

•                  Total dollar amount elected under the Over-Subscription Privilege, if any

•                  Total dollar amount sent on behalf of the client via PSOP

•                  VOI# for the holder’s subscription election through PSOP

•                  Broker must instruct Rights holders to wait until the next business day after their respective subscription elections on PSOP and the delivery of the email to the Subscription Agent, before they may log onto the Portal at http://www.mydigitalshares.com to complete their subscription elections.

•                  Each Rights holder will be required to validate such holder’s account information, inclusive of such holder’s VOI #, exact name & address and the subscription amounts (under the Basic Subscription Privilege and, if applicable, Over-Subscription Privilege) on the Portal to complete such holder’s subscription election.  All Rights holder account information must match to what was submitted by the Broker through PSOP and sent to the Subscription Agent via email as described above.

•                  Each Rights holder’s payment for such holder’s subscription must be delivered to the Subscription Agent through DTC, using the normal PSOP rights offerings process.

•                  After the Rights holder has completed the subscription application via the Portal, such holder must then login to Keystone’s website at http://kccbd.t0.com/cs and open a brokerage account with Keystone.  Keystone is the sole broker-dealer authorized to provide investors with access to the Series A Preferred.

A Rights holder subscribing for shares of Series A Preferred will be entitled to elect to receive shares of Series B Preferred if such holder fails to satisfy Keystone’s requirements for opening a brokerage account, in which case the holder’s shares of Series B Preferred will be issued as directly registered shares on our shareholder records maintained by our transfer agent, Computershare, rather than being delivered to the Broker via DTC.

General Information

All commissions, fees, and other expenses (including brokerage commissions and transfer taxes), other than fees and expenses of the Subscription Agent and Georgeson LLC (the “Information Agent”), incurred in connection with the exercise of the Rights will be for the account of the holder of the Rights, and none of such commissions, fees, or expenses will be paid by Overstock.com, Inc., the Subscription Agent, or the Information Agent.

Enclosed are copies of the following documents:

1.                                      Prospectus; and

2.                                      Form of Letter to Clients.

To exercise the Rights to subscribe for shares of Series A Preferred, the Rights holder must (i) complete such holder’s application on the Portal, (ii) login to Keystone’s website and open a brokerage account, and (iii) have such holder’s subscription payment delivered to Computershare through the PSOP process. To exercise the Rights to subscribe for shares of Series B Preferred, the Rights holder must deliver the properly completed and signed Rights Certificate, together with payment in full of the Maximum Price for each share of Series B Preferred subscribed for pursuant to the Basic Subscription Privilege and the Over-Subscription Privilege, to the Subscription Agent, as indicated in the Prospectus. A Rights holder cannot revoke the exercise of Rights. Rights not exercised prior to the Expiration Time will expire.

If any information in this letter is inconsistent with the Prospectus Supplement, you should rely on the information provided in the Prospectus Supplement.

Additional copies of the enclosed materials may be obtained from the Information Agent. The Information Agent’s telephone number is 866-432-2791 (toll free) and its e-mail address is Overstock@Georgeson.com. Any questions or requests for assistance concerning the Rights Offering should be directed to the Information Agent.

Very truly yours,

OVERSTOCK.COM, INC.

NOTHING CONTAINED IN THIS LETTER, THE PROSPECTUS OR IN ANY OF THE OFFER DOCUMENTS SHALL CONSTITUTE YOU OR ANY PERSON AS AN AGENT OF OVERSTOCK.COM, INC., THE SUBSCRIPTION AGENT, THE INFORMATION AGENT, OR ANY OTHER PERSON MAKING OR DEEMED TO BE MAKING OFFERS OF THE SECURITIES ISSUABLE UPON VALID EXERCISE OF THE RIGHTS, OR AUTHORIZE YOU OR ANY OTHER PERSON TO MAKE ANY STATEMENTS ON BEHALF OF ANY OF THEM WITH RESPECT TO THE RIGHTS OFFERING EXCEPT FOR STATEMENTS MADE IN THE PROSPECTUS.